UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

GP-Act III Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42046	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

300 Park Avenue, 2nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

+1 (212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	GPATU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GPAT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GPATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Non-Redemption Agreements

As previously disclosed in a Current Report on Form 8-K filed by GP-Act III Acquisition Corp., a Cayman Islands exempted company (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2026, the Company and GP-Act III Sponsor LLC, the Company’s sponsor (“Sponsor HoldCo”), entered into agreements (collectively, the “Non-Redemption Agreements”) with one or more third-party shareholders of the Company (each, an “Investor”) in exchange for such Investors agreeing (i) not to redeem (or to validly rescind any redemption requests previously made in respect of), and (ii) to vote or consent (in person or by proxy) in favor of the Extension Amendment (as defined below) and the Trust Amendment (as defined below), with respect to an aggregate of 8,074,387 of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), at the Extraordinary General Meeting (as defined below).

Pursuant to the Non-Redemption Agreements, Sponsor HoldCo has agreed to transfer to such Investors an aggregate of 403,720 Class A ordinary shares of the Company promptly following the closing of the Company’s initial business combination, conditional on, among other matters, (i) such Investors not exercising (or having validly rescinded any prior exercise of) their redemption rights with respect to the Non-Redeemed Shares in connection with the Extraordinary General Meeting, (ii) such Investors voting or consenting in favor of the Extension Amendment and the Trust Amendment at the Extraordinary General Meeting and (iii) the Extension Amendment and the Trust Amendment being approved at the Extraordinary General Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2026 and is incorporated herein by reference.

On May 12, 2026, in connection with the Extraordinary General Meeting (as defined below), GP-Act III Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”) entered into Amendment No. 1 to the Investment Management Trust Agreement, dated as of May 8, 2024, to (i) extend the date before which the Company must complete a business combination (as defined below) from May 13, 2026 to November 13, 2026 and (ii) extend the date on which the Trustee must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination from May 13, 2026 to November 13, 2026 (the “Trust Amendment”). A copy of the Trust Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 29, 2026, the Company convened its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) and, following the approval by the shareholders of a proposal to adjourn the Extraordinary General Meeting, adjourned the Extraordinary General Meeting to May 6, 2026. The extraordinary general meeting of shareholders was adjourned again to May 12, 2026. Each adjournment proposal was approved at the respective session of the Extraordinary General Meeting, and the voting results in respect thereof were disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 29, 2026 and on May 6, 2026.

At the Extraordinary General Meeting, which was reconvened on May 12, 2026, holders of 30,864,730 of the Company’s ordinary shares, which represents approximately 85.88% of the ordinary shares outstanding and entitled to vote as of the record date of March 24, 2026, were represented in person or by proxy.

At the Extraordinary General Meeting, the shareholders approved (1) a special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company (the “Extension Amendment”) to extend the date by which the Company must (a) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (b) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (c) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering, from May 13, 2026 to November 13, 2026, and (2) the proposals for the Trust Amendment. A copy of the Extension Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Approval of Extension Amendment

Votes For	Votes Against	Abstentions
23,799,592	7,065,138	0

Approval of Trust Amendment

Votes For	Votes Against	Abstentions
23,799,592	7,065,138	0

In connection with the vote to approve the Extension Amendment, the holders of 19,776,272 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.89 per share, for an aggregate redemption amount of approximately $215,421,832, leaving approximately $97,750,320 in the trust account.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07 to the extent required herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Amendments to Amended and Restated Memorandum and Articles of Association of GP-Act III Acquisition Corp.3

10.1	Amendment No. 1, dated as of May 12, 2026 to the Investment Management Trust Agreement, dated as of May 8, 2024, by and between Company and Continental Stock Transfer & Trust Company, as trustee

10.2*	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and similar attachments have been omitted in reliance on Instruction 4 Item 1.01 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP-Act III Acquisition Corp.

Date: May 13, 2026	By:	/s/ Rodrigo Boscolo
		Name:	Rodrigo Boscolo
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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